                                                              March 12, 2009

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

         Re:      Prudential's Qualified Variable Investment Plan Variable Annuity
                  File No. 002-81318

Dear Commissioners:

          This filing is being made to reflect that, with respect to each of the above-referenced products,  The Prudential Insurance
Company of America has  transmitted to the contractholders of the above-referenced variable annuity the annual report of the applicable underlying fund, for the period ended December 31, 2008.  As indicated by the filing information set forth below, this annual report was filed with the Commission, and we incorporate this filing by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.

Filer/Entity                   The Prudential Series Fund.
Registration No.:              811-03623
CIK No.                        0000711175
Accession No.:                 0001193125-09-047660
Date of Filing:                03/06/2009

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                         Sincerely,

                                                         C. Christopher Sprague

                                                         /s/ C. Christopher Sprague
                                                         Vice President, Corporate Counsel